UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 24, 2010 (February 24, 2010)
HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
100 Crescent Court, Suite 1600, Dallas, Texas 75201-6915
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On February 24, 2010, Holly Energy Partners, L.P. (the “Partnership”) issued a press release announcing that the Partnership signed a letter of intent with Holly Corporation (“Holly”), the entity that controls the Partnership’s general partner, providing for the sale by Holly to the Partnership of petroleum tanks with approximately two million barrels of capacity and certain rail loading rack facilities at Holly’s Tulsa refinery site as well as an asphalt truck loading rack at Holly’s Lovington, New Mexico facility, subject to completion of requisite regulatory approvals and approval of final terms by the Board of Directors of both companies. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished in this report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing the information pursuant to Item 7.01, the Partnership makes no admission as to the materiality of any information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.
     The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Partnership’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although the Partnership may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing the Execution of a Letter of Intent to Purchase Storage and Loading Facilities from Holly Corporation, dated February 24, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

	By:	Holly Logistic Services, L.L.C., its General Partner

		By:	/s/ Bruce R. Shaw

Name: Bruce R. Shaw
Title: Senior Vice President and Chief Financial Officer
Date: February 24, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing the Execution of a Letter of Intent to Purchase Storage and Loading Facilities from Holly Corporation, dated February 24, 2010